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                                                       Rule 497(e)
                                                       Registration No. 33-21489


                            1ST SOURCE MONOGRAM FUNDS

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                         1ST SOURCE MONOGRAM INCOME FUND

                       SUPPLEMENT DATED OCTOBER 14, 1998,
       TO PROSPECTUS DATED OCTOBER 31, 1997, AS SUPPLEMENTED MAY 20, 1998


       Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

         The Group has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of July 23, 1998, as amended as of September 30, 1998 (the "Plan"), with The Coventry Group, a Massachusetts business trust ("Coventry"). Pursuant to the Plan, Coventry's 1st Source Monogram Diversified Equity Fund, Coventry's 1st Source Monogram Income Equity Fund, Coventry's 1st Source Monogram Special Equity Fund and Coventry's 1st Source Monogram Income Fund, each a separate series of Coventry (collectively, the "Acquiring Funds") would acquire all of the assets of the Diversified Equity Fund, the Income Equity Fund, the Special Equity Fund and the Income Fund, respectively (collectively, the "Acquired Funds"), in exchange for the assumption of all of the corresponding Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization").

         The Reorganization is subject to certain regulatory approvals and to approval by the shareholders of the Acquired Funds at a Special Shareholders Meeting currently expected to be held on or about October 16, 1998. If the shareholders approve the Reorganization, it is expected that the Reorganization will be effected on or about October 23, 1998; however, the Reorganization may be effected on such earlier or later date as the Group and Coventry may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE